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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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/ /	Soliciting Material Pursuant to §240.14a-12
NORTH AMERICAN SCIENTIFIC, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 1, 2002

To the Stockholders of North American Scientific, Inc.:

        The 2002 Annual Meeting of Stockholders of North American Scientific, Inc. (the "Company") will be held at 10:00 a.m. (local time) on April 1, 2002, at the Warner Center Marriott located at 21850 Oxnard Street, Woodland Hills, California 91367 for the following purposes:

  1.
  To elect five directors to hold office until the 2003 Annual Meeting;

  2.
  To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending October 31, 2002; and

  3.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on February 6, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any continuation, adjournment or postponement thereof.

By Order of the Board of Directors,
L. Michael Cutrer President and Chief Executive Officer

Chatsworth, California
February 19, 2002

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING. IF YOU ATTEND THE MEETING AND VOTE BY BALLOT, YOUR PROXY WILL BE REVOKED AUTOMATICALLY AND ONLY YOUR VOTE AT THE MEETING WILL BE COUNTED.

2002 ANNUAL MEETING OF STOCKHOLDERS
April 1, 2002

PROXY STATEMENT

        This Proxy Statement and the accompanying proxy card are furnished to stockholders of North American Scientific, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the 2002 Annual Meeting of Stockholders to be held at the Warner Center Marriott located at 21850 Oxnard Street, Woodland Hills, California 91367 at 10:00 a.m. local time, on April 1, 2002 or at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the form of proxy included herewith and the Company's Annual Report to Stockholders for the fiscal year ended October 31, 2001 are being mailed to stockholders on or about February 28, 2002.

        Stockholders of record at the close of business on February 6, 2002 are entitled to notice of and to vote at the Meeting. On such date there were outstanding 10,188,703 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share held on the record date. Each proxy received will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of the nominees named below as directors and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending October 31, 2002. Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof by submitting a subsequent proxy or by attending the Meeting and voting in person. If you are a stockholder of record (that is, if you hold your shares in certificate form registered in your name on the books of the Company's transfer agent, U.S. Stock Transfer Corporation), and attend the meeting, you may deliver your completed proxy card in person. However, if you hold your shares in "street name" (that is, not certificate form), (a) you must return your voting instructions to your broker or nominee so that the holder of record can be instructed how to vote those shares or (b) if you wish to attend the meeting and vote in person, you must obtain and bring to the meeting a proxy signed by the record holder giving you the right to vote the shares in order to be able to vote at the meeting. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the meeting.)

        The information contained in this Proxy Statement relating to the occupations and securities holdings of the Board of Directors and officers of the Company and their transactions with the Company is based upon information received from each individual as of February 6, 2002.

        Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting, and the election inspectors, after reviewing the votes cast, will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares of Common Stock that are present and entitled to vote but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares of Common Stock to vote on a particular matter, those shares of Common Stock will not be considered as present and entitled to vote with respect to that matter.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        The names of persons who are nominees for Director and their positions with the Company are set forth below. In the event any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a Director. All Directors are elected annually to serve until the next annual meeting. The nominees for election as Directors of the Company are as follows:

        Irwin J. Gruverman, 68, has been Chairman of the Board of Directors and a Director of the Company since December 31, 1989. Mr. Gruverman founded and has been the Chairman and Chief Executive Officer of MFIC Corporation, a company that manufactures process devices for pharmaceutical and other manufacturing uses, since 1982. From 1990 to 2001, Mr. Gruverman was the General Partner in G&G Diagnostics Limited Partnership II, a venture capital limited partnership. Mr. Gruverman served as Executive Vice President of New England Nuclear, a radioactive materials business, during the later years of his tenure from 1961 to 1981. Mr. Gruverman also serves as a director of InVitro International, Inc. and DecisionLink, Inc.

        L. Michael Cutrer, 46, has been the President and Chief Executive Officer and a Director of the Company since November 27, 1989. Prior thereto, Mr. Cutrer was a Manager of Isotope Products Laboratory, Inc., a radioisotope manufacturing company, where he was responsible for industrial product manufacturing, research and development.

        Larry Berkin, 65, has been a Director of the Company since May 1996, and has been a certified public accountant with Berkin Accountancy Corp., a company he founded in 1968. His practice focuses primarily on management and taxation, including providing advice on operations, finances, investments, negotiations, real estate and taxes.

        Dr. Allan M. Green, 57, has been a Director of the Company since May 1996 and President of Theseus Imaging Corporation since 1997. In October of 2000, Theseus Imaging Corporation became a wholly-owned subsidiary of the Company. From 1990 to the present, Dr. Green has been Vice President, Pharmaceutical/Biomedical Products for ML Strategies, Inc. ML Strategies, Inc. is the consulting affiliate of the law firm of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo P.C., to which Dr. Green is Counsel. Dr. Green served as President of the Biotechnology Data Group in Cambridge, Massachusetts from 1986 to 1990 and as a consultant to many major pharmaceutical companies and investors in the pharmaceutical industry. Dr. Green served as Medical Director of New England Nuclear, a radioactive materials business, from 1975 to 1981 and was Chief of Nuclear Medicine, University Hospitals, Boston, from 1983 to 1986. Dr. Green is the author of many scientific papers in biochemistry and drug development. Dr. Green is a director of Neurochem, Inc., and Select Therapeutics, Inc.

        Mitchell H. Saranow, 56, has been a Director of the Company since June 2001. Mr. Saranow founded his own firm, The Saranow Group, a private investment company, in 1984, where he acquired and served as Chief Executive Officer of companies with operations in the United States, Europe and Australia. Prior to 1984, Mr. Saranow served as the Chief Financial Officer of CFS Continental, Inc., then the second largest full-line food services company in the United States. Mr. Saranow is a Director of Lawson Products, Inc., and Telular Corporation. In the fall of 2001, Mr. Saranow joined the faculty of the Harvard Business School.

        The Board of Directors recommends that the stockholders vote FOR the election of each nominee listed above.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors of the Company held four meetings during the fiscal year ended October 31, 2001, and the Board of Directors acted on four occasions by unanimous written consent. All of the Directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served.

        The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. No standing committee of the Company has a function similar to the function of a "Nominating Committee."

        Audit Committee.    The Audit Committee has the principal functions of (i) reviewing the adequacy of the Company's internal system of accounting controls, (ii) meeting with the independent public accountants and management to review and discuss various matters pertaining to the audit, including the Company's financial statements, the report of the independent accountants on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company, (iii) reviewing the quarterly financial statements of the Company, (iv) recommending to the Board of Directors the appointment of independent public accountants, (v) reviewing related party transactions, and (vi) considering other appropriate matters regarding the financial affairs of the Company. The current members of the Audit Committee are Messrs. Berkin (Chairman), Saranow and Gruverman, each of whom is "independent" as defined under Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. During the fiscal year ended October 31, 2001, the Audit Committee met on three occasions.

        Compensation Committee.    The Compensation Committee, comprised of Messrs. Gruverman (Chairman), Berkin and Saranow, the three non-employee Directors, oversees the Company's executive compensation programs and policies and is responsible for determining grants of options to purchase Common Stock under the North American Scientific, Inc. Amended and Restated 1996 Stock Option Plan. During the fiscal year ended October 31, 2001, the Compensation Committee met on three occasions.

COMPENSATION OF DIRECTORS

        All Directors are elected annually to serve for a term of one year. Directors who are also employees of the Company or its subsidiaries receive no separate compensation for serving as Directors or as members of any committees of the Board of Directors. Each non-employee Director receives $1,250 for each meeting he attends in person, or $625 per meeting if he participates via telephone. Directors may be reimbursed for certain expenses incurred in connection with attending Board meetings. In addition, the Chairman of the Board of Directors receives compensation of $7,500 per month. Each non-employee Director receives a non-statutory option to purchase 15,000 shares of the Company's Common Stock upon re-election to the Board of Directors. During the fiscal year ending October 31, 2001, each of Messrs. Berkin and Gruverman received a grant of ten-year non-statutory options to purchase 15,000 shares of Common Stock of the Company, at a price of $10.188 per share, with one third vesting each year over three years beginning on April 6, 2002. Upon his initial election to the Board of Directors in June 2001, Mr. Saranow received an initial grant of ten-year non-statutory options to purchase 25,000 shares of Common Stock of the Company at a price of $12.34 per share with one third vesting each year over three years beginning on June 27, 2002.

PROPOSAL NO. 2—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

        The Board of Directors, upon recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending October 31, 2002 and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1993. During fiscal year 2001, PricewaterhouseCoopers LLP served as the Company's independent accountants and provided certain tax and consulting services. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will be available to respond to appropriate questions.

        Fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ending October 31, 2001:

        Audit Fees:    Professional fees billed to the Company by PricewaterhouseCoopers LLP during the Company's fiscal year ended October 31, 2001 for the audit of the Company's annual financial statements and the reviews of the interim financial statements included in the Company's quarterly reports on Form 10-Q totaled $69,650.

        Financial Information Systems Design and Implementation Fees:    The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended October 31, 2001.

        All Other Fees:    Fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ended October 31, 2001 for all other non-audit services rendered to the Company totaled $133,930. These other services included (i) tax planning and preparation of tax returns, (ii) services rendered in connection with an acquisition made by the Company, (iii) services rendered in connection with the Company's follow-on offering, and (iv) consultations on the effects of various accounting issues and changes in professional standards. The Audit Committee has considered the nature of the services underlying these fees and does not consider them to be incompatible with the auditors' independence.

        Vote Required.    Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants is not required by the Company's By-Laws or other applicable legal requirements. However, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors and the Company's Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interest of the Company and its stockholders. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

        The Board of Directors recommends that the stockholders vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending October 31, 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of February 6, 2002 by (i) all those known by the Company to own more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's directors and nominees; (iii) each executive officer named in the Summary Compensation Table; and (iv) all Directors and executive officers of the Company as a group.

	Beneficial Ownership
Name and Address(1)	Number of Shares		Approximate Percent of Total
Irwin J. Gruverman	444,321	(2)	4.4%
L. Michael Cutrer	662,249	(3)	6.3
Alan I. Edrick	167,996	(4)	1.6
Dr. Allan M. Green	234,083	(5)	2.3
Larry Berkin	359,200	(6)	3.5
Mitchell H. Saranow	None		*
All directors and executive officers as a group (6 persons)	1,867,849	(7)	17.2
SAFECO Corporation	1,450,100	(8)	14.3
SAFECO Plaza, Seattle WA 98185

*
Denotes less than 1%

(1)
This table is based upon information supplied by officers, directors, and principal stockholders of the Company and by Schedules 13D and 13G filed with the SEC. Except where indicated, the address of each five percent stockholder is c/o the Company, 20200 Sunburst Street, Chatsworth, CA 91311. Applicable percentages are based on 10,188,703 shares of Company Common Stock outstanding, adjusted as required.

(2)
Includes 30,000 shares subject to outstanding options which are deemed exercised. Excludes 20,000 shares owned by the reporting person's spouse, as to which the reporting person disclaims beneficial ownership.

(3)
Includes 383,666 shares subject to outstanding options which are deemed exercised. Also includes 53,583 shares owned by a trust over which the reporting person has shared voting and dispositive power with his spouse.

(4)
Includes 167,084 shares subject to outstanding options which are deemed exercised.

(5)
Includes 65,000 shares subject to outstanding options which are deemed exercised.

(6)
Includes 262,200 shares in investment funds to which the reporting person is trustee. Includes 24,000 shares held by the reporting person for his minor sons. Also includes 22,500 shares subject to outstanding options which are deemed exercised. Excludes 1,700 shares owned by reporting person's spouse, as to which reporting person disclaims beneficial ownership.

(7)
Includes 668,250 shares subject to outstanding options which are deemed exercised.

(8)
Schedule 13G dated January 18, 2002 states that SAFECO Corporation is the parent holding company of SAFECO Asset Management Company; that SAFECO Asset Management Company is an investment adviser and the reported shares are owned beneficially by registered investment companies for which SAFECO Asset Management Company serves as investment adviser, including SAFECO Common Stock Trust which is beneficial owner of 953,200 shares; and that each of SAFECO Corporation and SAFECO Asset Management Company is an indirect beneficial owner of such shares based upon its shared voting and dispositive power over all 1,450,100 shares owned by such investment companies.

EXECUTIVE COMPENSATION

        The following table sets forth the compensation paid to the Company's executive officers for the fiscal year ended October 31, 2001 and the two previous years.

SUMMARY COMPENSATION TABLE

	Annual Compensation					Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Securities Underlying Options/SARs (#)	All Other Compensation ($)(2)
L. Michael Cutrer President and Chief Executive Officer	2001 2000 1999	290,000 240,000 195,000	75,000 150,000 137,000	— — 22,154	(1)	155,000 171,000 125,000	7,841 13,145 2,118
Alan I. Edrick Chief Financial Officer	2001 2000 1999	185,000 150,000 122,500	40,000 120,000 75,000	— — —		112,500 112,000 71,000	7,838 12,838 2,324
Allan M. Green(3) President, Theseus	2001 2000	200,000 9,863	40,000 —	— —		107,500 —	7,841 —

(1)
Represents payment for Mr. Cutrer's accrued, but unused, vacation days.
(2)
Consists of the Company's contribution to such executive officer's 401(k) plan, Company paid life insurance premiums and profit sharing contributions made by the Company on behalf of such executive officers.
(3)
Dr. Green was not employed by the Company prior to our merger with Theseus Imaging Corp. on October 13, 2000. As a result, only compensation that we paid to Dr. Green beginning on that date is reflected in this table.

        The following table sets forth information on option grants in fiscal 2001 to each of the named executive officers.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options/ SARs Granted (#)(1)		% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price Per Share ($)	Expiration Date	Grant Date Present Value ($)(4)
L. Michael Cutrer	55,000		19.0%	10.80	9/28/11	259,270
	100,000	(2)		7.31	3/2/11	319,000
Alan I. Edrick	37,500		13.8%	10.80	9/28/11	176,775
	75,000	(2)		7.31	3/2/11	239,250
Allan M. Green	37,500		13.2%	10.80	9/28/11	176,775
	70,000	(3)		11.81	1/8/11	360,780

(1)
These options were granted at the fair market value on the date of grant determined pursuant to the Amended and Restated 1996 Stock Option Plan and vest 33.33% on each of the first three anniversaries of the date of grant except as otherwise stated.
(2)
Represents a bonus for fiscal 2000 performance.

(3)
Represents initial option grant upon joining the Company. These options were granted at the fair market value on the date of grant determined pursuant to the Amended and Restated 1996 Stock Option Plan and vest 25% on each of the first four anniversaries of the date of grant.
(4)
Calculated using the Black-Scholes option-pricing model with the following assumptions: volatility of 50%, risk-free interest rate of 4.3% and an expected life of 4 years. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the Black-Scholes model does not necessarily provide a reliable measure of the fair value of the Company's stock options.

        The following table sets forth certain information concerning the exercise of stock options during the fiscal year ended October 31, 2001 by the Company's executive officers and the fiscal year-end value of unexercised options as of October 31, 2001.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

			Number of Securities Underlying Unexercised Options at 10/31/01 (#)		Value of Unexercised In-the-Money Options at 10/31/01 ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
L. Michael Cutrer	—	—	359,666	271,334	$1,613,291	$278,711
Alan I. Edrick	30,000	$414,375	127,084	189,166	306,425	197,460
Allan M. Green	—	—	42,500	117,500	97,063	—

(1)
Calculated based upon the difference between the exercise price and the fair market value at fiscal year-end.

Employment Agreements

        In October 2000, the Company entered into an employment agreement with Dr. Allan M. Green, providing for his employment as President of Theseus Imaging Corporation for a two-year term and for base compensation at a minimum rate of $200,000 per year, subject to annual reviews and increases in the sole discretion of the Board of Directors. The employment agreement can be terminated by the Company at any time with or without cause. The agreement also provides, among other things, for severance payments of up to one year's base compensation in certain circumstances and for a period of non-competition covering the remainder of the employment term plus one year.

        In September 1999, the Company entered into an employment agreement with Alan Edrick in connection with his employment as the Company's Chief Financial Officer. Mr. Edrick's initial annual salary was $150,000 with a bonus to be determined at the discretion of the Board of Directors in accordance with the agreement. The employment agreement can be terminated by the Company at any time with or without cause. If terminated without cause, the agreement provides for immediate vesting of any unvested stock options and a severance payment equal to two times (a) base salary, (b) the highest bonus awarded in the three previous years and (c) the highest Black-Scholes value of any grant of options made during the prior year. In the event of a change of control of the Company, the agreement also provides, among other things, for the immediate vesting of any unvested stock options and a severance payment equal to three times (a) base salary, (b) the highest bonus awarded in the three previous years and (c) the highest Black-Scholes value of any grant of options made during the prior year.

REPORT OF THE AUDIT COMMITTEE

        The following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

        The Audit Committee operates under a written charter adopted by the Board of Directors on December 3, 1999, which was included as Appendix A to the Proxy Statement for the Company's 2001 annual meeting.

        Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements for the fiscal year ended October 31, 2001 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP its independence from the Company.

        Based on the review discussed above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors that the Company retain PricewaterhouseCoopers LLP as the independent accountants for fiscal 2002 and the Board of Directors concurred with its recommendation.

Audit Committee
Larry Berkin, Chairman Irwin J. Gruverman Mitchell H. Saranow

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overview and Philosophy

        The Compensation Committee of the Board of Directors is composed entirely of outside directors who have never served as officers of the Company. The Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In general, the compensation policies adopted by the Committee are designed (1) to attract and retain executives capable of leading the Company to meet its business objectives, and (2) to motivate the Company's executives to enhance long-term stockholder value.

        The Company's compensation program consists of salary and performance bonus and stock options, which are generally reviewed annually. The overall executive compensation philosophy is based upon the premise that compensation should be aligned with and support the Company's business strategy and long-term goals. The Company believes it is essential to maintain an executive compensation program that provides overall compensation competitive with that paid to executives with comparable qualifications and experience. This is critical to attract and retain competent executives. The Committee develops its executive compensation program with reference to current comprehensive data available regarding enterprises in the medical devices and biotechnology markets. Actual compensation levels may be greater or less than the median levels depending upon annual and long-term performance by the Company and the particular individual.

Executive Officer Compensation

        The Company's executive officer compensation program is comprised of three primary components: base salary, annual incentive compensation in the form of cash bonuses, and long-term, equity-based incentive awards.

        Base Salaries.    An executive officer's base salary is determined by evaluating the responsibilities of the position held and the competitive marketplace for executive talent. The base salary is intended to be competitive with base salaries paid to executive officers with comparable qualifications and responsibilities at other similarly situated companies.

        Bonuses.    The Company pays bonuses to its executive officers based primarily upon the Company's performance during the year, the performance of each executive officer and compensation survey information for executives employed within the Company's market segment. In determining the incentive bonus amount paid to each executive officer, the Committee considered several factors including, the Company's growth and the strength of financial position, and non-financial performance relating to overall Company improvements.

        Long-term, Equity-Based Incentive Awards.    The general purpose of long-term awards, currently in the form of stock options, is to align the interests of the executive officers with the interests of the Company's shareholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Additionally, long-term awards provide executive officers with an incentive to achieve superior performance over time and foster the retention of key management personnel. In determining stock option grants, the Committee bases its decision on each individual's performance and potential to improve shareholder value. The options also utilize vesting periods contingent upon the executive officer's continued employment with the Company. Accordingly, the option grants will provide a return only if the officer remains with the Company and only if the market price appreciates over the term.

Chief Executive Officer's Compensation

        L. Michael Cutrer's compensation is determined pursuant to the principles noted above. Specific consideration is given to Mr. Cutrer's responsibilities and experience in the industry and compensation packages awarded to chief executive officers of other comparable companies.

Tax Considerations

        Section 162(m) of the Internal Revenue Code generally limits the tax deductions a public corporation may take for compensation paid to its executive officers named in its summary compensation table to $1 million per executive per year. This limitation applies only to compensation which is not considered to be performance based. Based on fiscal year 2001 compensation levels, no such limits on the deductibility of compensation applied to any officer of the Company.

Compensation Committee
Irwin J. Gruverman, Chairman Mitchell H. Saranow Larry Berkin

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee are Messrs. Gruverman, Saranow and Berkin, none of whom currently holds more than 5% of the Company's Common Stock. No member of this committee was at any time an officer or employee of the Company.

STOCK PERFORMANCE GRAPH

        The graph below shows the five-year cumulative total stockholder's return assuming the investment of $100 on October 31, 1996 (and the reinvestment of dividends thereafter) in each of the Company's Common Stock, the Nasdaq Composite index and the Nasdaq Medical Devices index.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding Compensation Committee Report on Executive Compensation and the preceding Company Stock Performance Graph are not to be incorporated by reference into any such filings; nor is such Report or Graph to be incorporated by reference into any future filings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company to report to its stockholders those directors, officers and owners of more than 10% of any class of the Company's equity securities registered pursuant to Section 12 of the Exchange Act, who fail to timely file reports of beneficial ownership and changes in beneficial ownership of Common Stock or other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file.

        Based upon a review of such reports, the Company believes that all reports were filed on a timely basis, except as follows: Messrs. Cutrer, Green and Edrick each failed to file on a timely basis one report required by Section 16(a) of the Securities Exchange Act of 1934, with respect to one transaction in the Company's securities.    Each of these reports was subsequently filed one month later.

OTHER INFORMATION

        The Company's Annual Report for the fiscal year ended October 31, 2001 is being mailed to stockholders contemporaneously with this Proxy Statement.

Cost of Solicitation

        All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, the Company and its directors, officers and employees may also solicit proxies personally, by telephone or other appropriate means. No additional compensation will be paid to directors, officers or other employees for such services. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.

Proposals of Security Holders

        Proposals of security holders intended to be presented at the 2003 Annual Meeting of Stockholders under SEC Rule 14a-8 must be made in accordance with the Company's By-Laws, and must be received by the Company for inclusion in the proxy relating to that meeting (expected to be mailed in February, 2003) no later than October 25, 2002.

        Pursuant to the Company's By-Laws, for nominations of directors, a stockholder must give notice which must be delivered to, or mailed and received by, the secretary of the Company not less than 60 or more than 90 days prior to the annual meeting, and the notice must set forth the requirements relating to the director nominee and the stockholder as described in, and otherwise be in compliance with, the Company's By-Laws. For notices of other business to be brought before the meeting by a stockholder, the stockholder's notice must be delivered to, or mailed and received by, the secretary of the Company not less than 120 or more than 150 days prior to the first anniversary of the date of the Company's proxy statement released to stockholders in connection with the previous year's meeting of stockholders, and the notice must set forth the requirements as described in, and otherwise be in compliance with, the Company's By-Laws. To comply with this second bylaw, such notice must be delivered to, or mailed and received by the Company after September 25, 2002 and before October 25, 2002.

Other Matters

        The Board of Directors knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By order of the Board of Directors

L. Michael Cutrer President

Dated: February 19, 2002

NORTH AMERICAN SCIENTIFIC, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints L. Michael Cutrer and Irwin J. Gruverman, and each of them individually, each with full power of substitution, as attorney, agent and proxy to represent the undersigned at the 2002 Annual Meeting of Stockholders of North American Scientific, Inc. (the "Company") to be held at the Warner Center Marriott located at 21850 Oxnard Street, Woodland Hills, California at 10:00 a.m. local time, on Monday, April 1, 2002, or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Annual Meeting in the manner set forth below.

      The Board of Directors unanimously recommends your vote FOR all matters set forth below.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (unless name of nominee is crossed out) / /	WITHHOLD AUTHORITY / /
Irwin J. Gruverman L. Michael Cutrer Larry Berkin Dr. Allan M. Green Mitchell H. Saranow

2.	RATIFICATION of the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending October 31, 2002.

	FOR / /	AGAINST / /	ABSTAIN / /

3.	IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

(continued and to be signed on reverse side)

(continued from other side)

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED IN PROPOSAL (1) AND FOR PROPOSAL (2) AS DESCRIBED HEREIN, AND WILL CONFER THE AUTHORITY SET FORTH IN PARAGRAPH 3.

      Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement dated February 19, 2002, as well as a copy of the Company's Annual Report for the fiscal year ended October 31, 2001.

Dated:	, 2002.

(Signature of stockholder)

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give title. Each joint owner is requested to sign. If a corporation, partnership or other entity, please sign by an authorized officer or partner.

Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return this proxy in the envelope provided.

QuickLinks

PROPOSAL NO. 1—ELECTION OF DIRECTORS
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
COMPENSATION OF DIRECTORS
PROPOSAL NO. 2—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER INFORMATION
NORTH AMERICAN SCIENTIFIC, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS